Exhibit 99.1
News Release
news release

FOR IMMEDIATE RELEASE	JULY 5, 2006
SYKES ENTERPRISES, INCORPORATED ACQUIRES ARGENTINA BASED CUSTOMER
CONTACT MANAGEMENT PROVIDER
Accretive acquisition to build on the strength of Latin America delivery capability, establish beachhead in new markets and strengthen portfolio of services
SYKES Enterprises, Incorporated
Corporate Headquarters:
400 North Ashley Drive
Tampa, FL USA 33602
1 · 800 · TO · SYKES
http://www.sykes.com
EMEA Operations:
599 Calder Road
Edinburgh EH11 4GA
Scotland
+44 (0) 131 458-6500
TAMPA, FL – July 5, 2006 - Sykes Enterprises, Incorporated (“SYKES”) (NASDAQ: SYKE), a global leader in providing outsourced customer contact management solutions and services in the business process outsourcing (BPO) arena, announced today that it has acquired Centro de Interaccion Multimedia, S.A. (“Apex”), an established and rapidly growing customer contact management solutions and services provider headquartered in the City of Cordoba, Argentina.
Under the terms of the agreement, SYKES will pay Apex shareholders an aggregate sum, including contingent consideration, of approximately $27 million, 80% of which will be paid in cash and 20% in stock. Apex serves clients in Argentina, Mexico and the United States, with revenues of approximately $20 million in 2005 and approximately $25 million for the trailing twelve-month period ended June 30, 2006. Apex has approximately 2,700 agent workstations providing Spanish and English language support throughout three centers across Argentina. Client programs range from in-bound customer care and help-desk/technical support to out-bound sales and cross selling within the business-to-consumer and certain business-to-business segments for Internet Service Providers, wireless carriers and credit card companies. With a high quality client base across the communications and financial services verticals, the acquisition of Apex provides SYKES with a firm presence in a growing market.
“This acquisition is very compelling on both the strategic and financial fronts. This accretive acquisition complements our core business, extends our clients’ strategic outsourcing and off-shoring options and is consistent with the acquisition strategy we have communicated to our shareholders. In selecting Apex, SYKES gains access to ready-made capabilities. Apex, in turn, will be able to leverage SYKES’ sales and marketing infrastructure to foster new client relationships and open new markets across North America and Europe. Incorporated in December of 2002, Apex has grown rapidly as a result of its solid management team and culture, which will remain in place as we build on our already-robust delivery model in Costa Rica and El Salvador,” commented Chuck Sykes, President and Chief Executive Officer of Sykes Enterprises, Incorporated.
Marcelo Cid, Apex’s Chief Executive Officer, added, “We look forward to working with our new colleagues at SYKES and going to market with enhanced customer contact management solution capabilities that leverage each other’s resources. This transaction is an unbeatable value for all of our clients.” Marcelo Cid will be reporting directly to James Hobby, Senior Vice President of Global Operations at SYKES. And Humberto Sahade, Apex’s Chief Operating Officer, will be reporting directly to Marcelo Cid.
The acquisition closed July 3, 2006. The acquisition is expected to be slightly accretive to full-year 2006 earnings per share. SYKES will update its full-year 2006 revenue and earnings per share outlook as well as provide its third quarter outlook when it releases its second quarter results after the market close on August 7, 2006.
About Sykes Enterprises, Incorporated
SYKES is a global leader in providing customer contact management solutions and services in the business process outsourcing (BPO) arena. SYKES provides an array of sophisticated customer contact management solutions to Fortune 1000 companies around the world, primarily in the communications, financial services, healthcare, technology and transportation and leisure industries. SYKES specializes in providing flexible, high quality customer support outsourcing solutions with an emphasis on inbound technical support and customer service. Headquartered in Tampa, Florida, with customer contact management centers throughout the world, SYKES provides its services through multiple communication channels encompassing phone, e-mail, web and chat. Utilizing its integrated onshore/offshore global delivery model, SYKES serves its clients through two geographic operating segments: the Americas (United States, Canada, Latin America and the Asia Pacific region) and EMEA (Europe, Middle East and Africa). SYKES also provides various enterprise support services in the Americas and fulfillment services in EMEA, which include multi-lingual sales order processing, payment processing, inventory control, product delivery and product returns handling. For additional information, please visit www.sykes.com.
Forward-Looking Statements
This press release may contain “forward-looking statements,” including SYKES’ estimates of future business outlook, prospects or financial results, statements regarding SYKES’ objectives, expectations, intentions, beliefs or strategies, or statements containing words such as “believe,” “estimate,” “project,” “expect,” “intend,” “may,” “anticipate,” “plans,” “seeks,” or similar expressions. It is important to note that SYKES’ actual results could differ materially from those in such forward-looking statements, and undue reliance should not be placed on such statements. Among the important factors that could cause such actual results to differ materially are (i) the ability to successfully integrate Apex’s operations and employees, (ii) the ability to deliver on Apex’s potential earnings per share accretion, (iii) the ability to deliver on the future financial and operating performance of the combined company, (iv) the timing of significant orders for SYKES’ products and services, (v) variations in the terms and the elements of services offered under SYKES’ standardized contract including those for future bundled service offerings, (vi) changes in applicable accounting principles or interpretations of such principles, (vii) difficulties or delays in implementing SYKES’ bundled service offerings, (viii) failure to achieve sales, marketing and other objectives, (ix) construction delays of new or expansion of existing customer support centers, (x) delays in the Company’s ability to develop new products and services and market acceptance of new products and services, (xi) rapid technological change, (xii) loss or addition of significant clients, (xiii) risks inherent in conducting business abroad, (xiv) currency fluctuations, (xv) fluctuations in business conditions and the economy, (xvi) SYKES’ ability to attract and retain key management personnel, (xvii) SYKES’ ability to continue the growth of its support service revenues through additional technical and customer contact centers, (xviii) SYKES’ ability to further penetrate into vertically integrated markets, (xix) SYKES’ ability to expand its global presence through strategic alliances and selective acquisitions, (xx) SYKES’ ability to continue to establish a competitive advantage through sophisticated technological capabilities, (xxi) the ultimate outcome of any lawsuits, (xxii) SYKES’ ability to recognize deferred revenue through delivery of products or satisfactory performance of services, (xxiii) SYKES’ dependence on trends toward outsourcing, (xxiv) risk of interruption of technical and customer contact management center operations due to such factors as fire and other disasters, power failures, telecommunications failures, unauthorized intrusions, computer viruses and other emergencies, (xxv) the existence of substantial competition, (xxvi) the early termination of contracts by clients; and (xxvii) other risk factors listed from time to time in SYKES’ registration statements and reports as filed with the Securities and Exchange Commission. All forward-looking statements included in this press release are made as of the date hereof, and SYKES undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events, or otherwise.
For additional information contact:
Subhaash Kumar
Sykes Enterprises, Incorporated
(813) 233-7143

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